UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported): May 1, 2007 (April 26, 2007)


                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)


                0-27026                               77-0254621
        (Commission File Number)         (I.R.S. Employer Identification No.)



               3345 North First Street, San Jose, California 95134 (Address of Principal Executive Offices) (Zip Code)


                                 (408) 435-0800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2007, Pericom Semiconductor Corporation ("Company") issued a press release announcing earnings for the fiscal third quarter ended March 31, 2007. The press release including incorrect data for the cost of sales, gross profit, research and development and total operating expenses in the historical information for the three and nine months ended April 1, 2006 and for the gross margin for the three months ended April 1, 2006; these numbers did not reflect the re-stated numbers for these periods, which were set forth in Note 20 (Quarterly Financial Data) to the financial statements in the Company's Annual Report on Form 10-K for the year ended July 1, 2006. All data on the Consolidated Balance Sheets in the original press release were correct, and all data for the three and nine months ended March 31, 2007 and three months ended December 30, 2006 set forth in the Consolidated Statements of Operations were correct. The error was a clerical oversight by the Company and does not affect its financial results as reported in the original press release.

Subsequently on May 1, 2007, the Company issued a corrected press release, which restated the original press release, with the correction noted above, in its entirety. A copy of the corrected press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this current report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 9.01 Financial Statements, Financial Information and Exhibits.

(d)   Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number          Description
------          -----------

99.2 Press Release issued by Pericom Semiconductor Corporation dated May 1, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PERICOM SEMICONDUCTOR CORPORATION



                                    By: /s/ Angela Chen
                                        -------------------------------------
                                        Angela Chen
                                        Chief Financial Officer



Date:  May 1, 2007